UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2021, Sotherly Hotels Inc., a Maryland corporation (the “Company”), Sotherly Hotels LP, a Delaware limited  partnership of which the Company is the sole general partner (the “Operating Partnership”), and MHI Hospitality TRS, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of the Operating Partnership (the “TRS” and, together with the Company and the Operating Partnership and their respective subsidiaries, “we”, “our” and “us”) entered into a Second Amendment (the “Second Amendment”) to the Master Agreement (the “Master Agreement”) with Our Town Hospitality LLC, a Virginia limited liability company (“Our Town”), and Newport Hospitality Group, Inc., a Virginia corporation (“Newport”) relating to the payment of management fees by us to Our Town and which also includes as an exhibit a Second Amended and Restated Limited Liability Company Agreement of Our Town (the “A&R Operating Agreement”).  Also on June 4, 2021, the TRS and Our Town entered into an Amendment No. 2 (the “Credit Amendment”) to the Credit Agreement that was originally entered into by and between TRS and Our Town in connection with the Master Agreement (as amended, the “Credit Agreement”).

Pursuant to the Master Agreement, the Company previously agreed to provide Our Town with initial working capital of up to $1.0 million as an advance on the management fees that we would owe to Our Town under the individual hotel management agreements.  The Master Amendment modifies the terms of those working capital and management fee advances in the following manner: (i) prior to January 1, 2021, the management fee advances, net of advance offsets, totaled $549,900.34; (ii) on January 1, 2021, Our Town received an advance of $299,900.34 pursuant to the Credit Agreement in partial satisfaction of the balance of the management fee advances; (iii) the remaining $250,000.00 balance in management fee advances shall be paid to Our Town in satisfaction of the minimum guaranteed incentive management fee for the calendar year 2021 otherwise payable to Our Town; and (iv) the management fee advances shall be deemed to be satisfied in full on December 31, 2021.

The Master Amendment also modifies aspects of the Master Agreement to reflect the agreement of the parties to amend and restate the Our Town Limited Liability Company Agreement and includes the A&R Operating Agreement as an exhibit.  The A&R Operating Agreement sets the governance structure for Our Town, which includes the Company’s right to nominate two members of the board of directors of Our Town.  The Company’s two nominees were Andrew Sims, the Chairman of the Company, and David Folsom, the President and Chief Executive Officer of the Company, both of whom also serve on the board of the Company and own membership interests in Our Town.  The A&R Operating Agreement also reflects capital contributions by Messrs. Sims and Folsom.  Following those capital contributions Mr. Folsom, directly or indirectly, will own 1.4% of the outstanding membership interests in Our Town and Mr. Sims, directly or indirectly, will own 48.5% of the outstanding membership interests in Our Town.  Upon the satisfaction of certain conditions by Our Town, Mr. Folsom and Mr. Sims will be required to make an additional capital contribution to Our Town, which would result in them owning 1.5% and 51.3%, respectively, of the outstanding membership interests in Our Town.  The Company’s audit committee considered and approved the Second Amendment, including the A&R Operating Agreement and the associated changes to ownership interests of Our Town by Messrs. Sims and Folsom resulting from their respective personal investments in Our Town and the related party aspects of their relationships with Our Town arising from such investments and service on Our Town’s board of directors.

Our Town and the Company previously entered into the Credit Agreement effective January 1, 2020, pursuant to which the Company agreed to make a working capital line of credit of up to $500,000 available to Our Town, as amended on February 26, 2020 to increase working capital line of credit to up to $850,000 available to Our Town.  Under the Credit Agreement Our Town had the right draw against the facility from time to time prior to the maturity date.  The facility was to be payable in full on January 1, 2021.  Interest accrues on the outstanding balance at 3.5% per annum and is payable quarterly in arrears.  We have a right of offset against management fees and other amounts owed to Our Town under the individual hotel management agreements in the event of a default under the Credit Agreement.  The Credit Amendment modifies the Credit Agreement such that: (i) the maximum amount of credit available is capped at $894,900.34; (ii) the amount of advances, as of June 4, 2021, is stated at $894,900.34; (iii) no additional advances are allowed; (iv) principal payments are set in the amount of $100,000 on each of December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024, and December 31, 2025;  (v) the maturity date is extended to December 31, 2026; and (vi) the aggregate unpaid principal amount and any other obligation are payable at maturity.  An affiliate of Mr. Sims entered into a conditional financing commitment with Our Town to provide funding to permit repayment of the loan in the event the principal balance of the loan made to Our Town under the Credit Agreement has not been repaid prior to maturity and Sotherly declines to extend the maturity date.  The Company’s audit committee considered and approved the Credit Amendment and the terms thereof, and the related party aspects of the relationship with Our Town.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.20	Second Amendment to Master Agreement by and among Sotherly Hotels Inc., Sotherly Hotels LP, MHI Hospitality TRS, LLC, Newport Hospitality Group, Inc. and Our Town Hospitality.

10.21	Amendment No. 2 to Credit Agreement between Our Town Hospitality LLC and MHI Hospitality TRS, LLC dated as of June 4, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 9, 2021	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer